Execution Copy

AMENDMENT TO
PHANTOM UNIT AGREEMENT
This Amendment to Phantom Unit Agreement (this “Amendment”) is made and entered into as of June 15, 2019 (the “Effective Date”), by Quintana Energy Services Inc., a Delaware corporation (the “Company”).
WHEREAS, Quintana Energy Services GP LLC, a Delaware limited liability company (the “General Partner”), and [ • ] (the “Grantee”) originally entered into that certain Phantom Unit Agreement, dated as of February 28, 2017 (the “Agreement”);
WHEREAS, on February 6, 2018, the Company assumed the Agreement in connection with its initial public offering; and
WHEREAS, the Company desires to amend the Agreement to provide for the acceleration of time vesting in the event that the Grantee’s employment or service relationship is terminated by the Company without Cause (as defined below) or by the Grantee for Good Reason (as defined below).
NOW, THEREFORE, the Agreement is hereby amended by this Amendment as of the Effective Date:
1.Section 2(a)(ii) of the Agreement shall be deleted and the following shall be substituted therefor:
“Termination of Employment or Service Relationship by the Company other than for Cause or by the Grantee for Good Reason or due to Death or Disability. Upon the termination of the Grantee’s employment or service relationship with the Company or an Affiliate (A) by the Company without Cause (as defined in the employment agreement between the Grantee and the Company (as amended from time to time, the “Employment Agreement”)), (B) by the Grantee for Good Reason (as defined in the Employment Agreement) or (C) due to the Grantee’s Disability (as defined in Exhibit A) or death, all Phantom Units granted hereunder then held by the Grantee that have not previously become time vested will automatically become time vested upon such cessation.”
2.    Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement or the Quintana Energy Services Inc. Amended and Restated Long-Term Incentive Plan (as amended from time to time), as applicable.
3.    As amended hereby, the Agreement is specifically ratified and reaffirmed. This Amendment is made part of, and is incorporated into, the Agreement.
[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be effective for all purposes as provided above on the Effective Date.

QUINTANA ENERGY SERVICES INC.

By:    _____________________________

Name:     Corbin Robertson, Jr.

Title:     Chairman

SIGNATURE PAGE TO
AMENDMENT TO
PHANTOM UNIT AGREEMENT